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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2002

                               -------------------

                         CONCENTRA OPERATING CORPORATION
             (Exact name of Registrant as specified in its charter)


          Nevada                      001-15699                 75-2822620
     (State or other           (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


        5080 Spectrum Drive
       Suite 400 - West Tower                                   75001
           Addison, Texas                                     (Zip code)
       (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (972) 364-8000


                                 Not Applicable
                  (former address if changed since last report)


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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated June 26, 2002, announcing Concentra Operating Corporation's intention to redeem $47.5 million of its 13% Series A and Series B Senior Subordinated Notes, the Company's borrowing of $55 million in a bridge loan facility to facilitate the redemption, and the modification of certain financial covenants under the Company's $475 million Senior Credit Facility.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of the Registrant dated June 26, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CONCENTRA OPERATING CORPORATION
                          (Registrant)


                          By:               /s/ Richard A. Parr II
                                   --------------------------------------------
                          Name:    Richard A. Parr II
                          Title:   Executive Vice President, General Counsel &
                                   Secretary

Date:    June 27, 2002

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1     Press Release of the Registrant dated June 26, 2002